SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.  20549


                                 FORM 8-K
                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


             DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                MAY 8, 1996


                        F & M NATIONAL CORPORATION
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                 VIRGINIA
              (STATE OR OTHER JURISDICTION OF INCORPORATION)

                                 000-05929
                         (COMMISSION FILE NUMBER)

                                54-0857462
                           (IRS EMPLOYER NUMBER)

               38 ROUSS AVENUE, WINCHESTER, VIRGINIA  22604
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

            REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                               540-665-4200


                                 NO CHANGE
       (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

FORM 8-K
F & M NATIONAL CORPORATION
WINCHESTER, VIRGINIA




ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS.

The Board of Directors of F&M National Corporation, at its latest meeting held May 8, 1996, authorized management to purchase up to 150,000 shares of the Company's common stock on the open market. While F&M's management has not yet determined how many, if any, shares it may purchase subject to this authorization, it is anticipated that any repurchased shares will be used primarily for general corporate purposes, including the funding of employee benefit plans.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         None


Pursuant to the filing requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M NATIONAL CORPORATION



/s/
By: Alfred B. Whitt, Senior Vice President and Secretary


DATE:  May 9, 1996